SOUTHCREST FINANCIAL GROUP, INC. INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

SouthCrest Financial Group, Inc.
and Subsidiary

Unaudited Consolidated Financial Statements

As of and for the Three and Six Months Ended June 30, 2021 and 2020

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)

	(Unaudited) June 30, 2021	(Audited) December 31, 2020
Assets
Cash and due from banks	$8,274	6,895
Interest-bearing deposits with other banks	38,802	75,533
Federal funds sold	5,224	4,912
Investment securities available-for-sale	317,766	256,478
Investment securities held-to-maturity (fair value of $5,029 and $5,044 at June 30, 2021 and December 31, 2020, respectively)	3,500	5,000
Restricted equity securities, at cost	3,196	4,124
Loans, net of allowance for loan losses of $3,696 and $3,705	302,240	322,979
Bank-owned life insurance	23,291	23,009
Premises and equipment, net	8,409	8,581
Intangible assets, net	1,032	1,089
Other real estate owned	516	447
Other assets	6,036	6,043
Total assets	$718,286	715,090
Liabilities and Stockholders’ Equity
Deposits:
Noninterest-bearing	$133,797	130,268
Interest-bearing	482,687	465,395
Total deposits	616,484	595,663
Borrowings	37,716	52,246
Other liabilities	2,897	2,302
Total liabilities	657,097	650,211
Commitments and contingencies
Stockholders’ equity:
Series D Preferred stock, no par value, 2,500,000 shares authorized, 1,523,265 and 1,935,636 shares issued, respectively	5,515	9,515
Series AAA Preferred stock, $1 par value, 500,000 shares authorized, 115,331 and 116,881 shares issued and outstanding, respectively	115	117
Common stock, $1 par value; authorized 50,000,000 shares; 6,378,695 and 6,374,469 issued, respectively	6,379	6,374
Additional paid-in capital – Series AAA Preferred stock	1,468	1,487
Additional paid-in capital	59,256	59,238
Accumulated deficit	(11,314)	(13,803)
Accumulated other comprehensive income	5,418	7,557
Treasury stock, at cost (614,849 and 609,849 shares, respectively)	(5,648)	(5,606)
Total stockholders’ equity	61,189	64,879
Total liabilities and stockholders’ equity	$718,286	$715,090

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Statements of Income
(Unaudited)
(Dollars in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Interest income:
Loans	$3,681	$4,177	$7,496	$8,371
Investment securities – taxable	1,387	945	2,561	1,926
Investment securities – nontaxable	412	448	860	490
Federal funds sold	1	2	18	114
Interest-bearing deposits in other banks	9	4	3	22
Total interest and dividend income	5,490	5,576	10,938	10,923
Interest expense:
Interest expense – deposits	520	567	1,044	1,192
Interest expense – borrowings	154	173	308	317
Total interest expense	674	740	1,352	1,509
Net interest income	4,816	4,836	9,586	9,414
Provision for loan losses	—	450	—	600
Net interest income after provision for loan losses	4,816	4,386	9,586	8,814
Other income:
Service charges on deposit accounts	385	363	754	870
Other service charges and fees	354	277	680	524
Net gain on sales of investment securities available-for-sale	648	516	1,464	548
Income on bank-owned life insurance	150	154	281	281
(Loss) gain on sales and foreclosures of other real estate owned, net	11	(18)	11	(16)
Other operating income	48	61	112	139
Total other income	1,596	1,353	3,302	2,346
Other expenses:
Salaries and employee benefits	2,338	2,052	4,629	4,404
Equipment and occupancy expenses	466	505	929	1,008
Amortization of intangibles	29	13	58	17
Writedowns of other real estate owned	—	50	—	50
Other	1,747	1,177	3,088	2,436
Total other expenses	4,580	3,797	8,704	7,915
Income before income taxes	1,832	1,942	4,184	3,245
Income tax expense	318	316	765	581
Net income	$1,514	$1,626	$3,419	$2,664
Basic earnings per common share	$0.22	$0.21	$0.47	$0.34
Diluted earnings per common share	$0.22	$0.21	$0.47	$0.34

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Statements of Comprehensive Income
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income	$1,514	$1,626	$3,380	$2,664
Other comprehensive income (loss):
Unrealized holding gains (losses) on securities available-for-sale arising during period, net of taxes of $706, $1,411, ($1,103), $1,900	2,085	4,165	(3,259)	5,612
Reclassification adjustments for gains included in operations, net of taxes of $152, $121,$344 and $129	496	395	1,120	419
Other comprehensive income (loss)	2,581	4,560	(2,139)	6,031
Comprehensive income	$4,095	$6,186	$1,241	$8,695

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Statements of Changes in Stockholders’ Equity
For the Three and Six Months Ended June 30, 2021 and 2020 (Unaudited)
(Dollars in thousands)

	Preferred Stock					Common Stock
	Series A	Series B	Series D	Series AAA	Additional Paid-In Capital Series AAA Preferred	Shares	Par Value	Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Accumulated Other Comprehensive (Loss) Income	Total Stockholders’ Equity
Balance, March 31, 2021	$—	$—	$5,515	$115	$1,468	6,376,019	$6,376	$59,259	$(5,648)	$(12,375)	$2,837	$57,547
Net income	—	—	—	—	—	—	—	—	—	1,514	—	1,514
Cashless exercise of stock options	—	—	—	—	—	2,676	3	(3)	—	—	—	—
Purchase of treasury stock	—	—	—	—	—	—	—		—	—	—	—
Dividends declared	—	—	—	—	—	—	—	—	—	(453)	—	(453)
Other comprehensive income	—	—	—	—	—	—	—	—	—	—	2,581	2,581
Balance, June 30, 2021	—	—	5,515	115	1,468	6,378,695	6,379	59,256	(5,648)	(11,314)	5,418	61,189

Balance, March 31, 2020	—	—	9,515	119	1,516	6,376,793	6,368	59,161	(5,149)	(17,764)	2,195	55,961
Net income	—	—	—	—		—	—	—	—	1,626	—	1,626
Stock compensation awards	—	—	—	—		—	—	18	—	—	—	18
Conversion of AAA preferred stock to common stock	—	—	—	—	—	3,495	3	(3)		—	—	—
Purchase of treasury stock	—	—	—	—	—	—	—	—	(300)	—	—	(300)
Dividends declared	—	—	—	—	—	—	—	—	—	(400)	—	(400)
Other comprehensive income	—	—	—	—	—	—	—	—	—	—	4,560	4,560
Balance, June 30, 2020	—	—	9,515	119	1,516	6,380,288	6,371	59,176	(5,449)	(16,538)	6,755	61,465
Balance, December 31, 2020	—	—	9,515	117	1,487	6,367,469	6,374	59,238	(5,606)	(13,803)	7,557	64,879
Net income	—	—	—	—	—	—	—	—	—	3,419	—	3,419
Cashless exercise of stock options	—	—	—	—	—	—	3	18	—	—	—	21
Conversion of AAA preferred stock to common stock	—	—	—	(2)	(19)	1,550	2	—	—	—	—	(19)
Purchase and retirement of series D stock	—	—	(4,000)	—	—	—	—	—	—	—	—	(4,000)
Purchase of treasury stock	—	—	—	—	—	—	—	—	(42)	—	—	(42)
Dividends declared	—	—	—	—	—	—	—	—	—	(930)	—	(930)
Other comprehensive income	—	—	—	—	—	—	—	—	—	—	(2,139)	(2,139)
Balance, June 30, 2021	—	—	5,515	115	1,468	6,369,019	6,379	59,256	(5,648)	(11,314)	5,418	61,189
	—	—
Balance, December 31, 2019	—	—	9,515	119	1,516	6,367,793	6,368	59,141	(5,149)	(18,401)	724	53,833
Net income	—	—	—	—	—	—	—		—	2,664	—	2,664
Stock compensation awards	—	—	—	—	—	—	—	38	—	—	—	38
Conversion of AAA preferred stock to common stock	—	—	—	—	—	3,495	3	(3)	—	—	—	—
Purchase of treasury stock	—	—	—	—	—	—	—	—	(300)	—	—	(300)
Dividends declared	—	—	—	—	—	—	—	—	—	(801)	—	(801)
Other comprehensive income	—	—	—	—	—	—	—	—	—	—	6,031	6,031
Balance, June 30, 2020	—	—	9,515	119	1,516	6,371,288	6,371	59,176	(5,449)	(16,538)	6,755	61,465

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2021		2020
Cash flows from operating activities:
Net income	$3,419		$2,664
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	403		467
Amortization of intangibles	58		17
Other amortization	757		396
Provision for loan losses	—		600
Deferred tax expense	850		620
Stock-based compensation	—		38
Deferred compensation expense	9		12
Net gain on sales of investment securities available-for-sale	(1,464)		(548)
Income on bank-owned life insurance	(281)		(281)
(Increase) decrease in interest receivable	238		(1,119)
Decrease in interest payable	(147)		(50)
Writedowns of other real estate owned	—		50
Gain on sale of other real estate owned	11	1	(16)
Change in other assets and other liabilities	352		161
Net cash provided by operating activities	4,205		3,011
Cash flows from investing activities:
Net change in interest-bearing deposits in other banks	36,732		14,840
Net change in federal funds sold	(312)		(2,658)
Purchases of investment securities available-for-sale	(111,471)		(115,326)
Proceeds from sales of investment securities available-for-sale	40,464		44,639
Proceeds from calls, maturities and paydowns of investment securities available-for-sale	9,063		696
Purchase of restricted equity securities	(1)		(1,067)
Redemptions of restricted equity securities	929		484
Net decrease (increase) in loans	20,681		(3,667)
Purchases of premises and equipment	(232)		(302)
Net cash provided by (used in) investing activities	(4,147)		(62,361)

SOUTHCREST FINANCIAL GROUP, INC. AND SUBSIDIARY
Consolidated Statements of Cash Flows, continued
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from financing activities:
Net increase in deposits	$20,821	$42,910
Proceeds of FHLB advances	—	15,000
Repayments of FHLB advances	(15,000)	—
Proceeds from long-term borrowing	470	858
Purchase of treasury stock	(4,042)	(300)
Common stock dividends paid	(928)	(801)
Net cash provided by (used in) financing activities	1,321	57,667
Net change in cash and due from banks	1,379	(1,683)
Cash and due from banks at beginning of year	6,895	7,792
Cash and due from banks at end of year	$8,274	$6,109
Supplemental disclosures
Cash paid for:
Interest	$1,499	$1,559
Noncash transactions:
Principal balances of loans transferred to other real estate owned	58	—
Unrealized (loss) gain on investment securities available-for-sale, net	(2,139)	6,031